UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2019

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2019, Micheal McInnis, our Chief Executive Officer, announced his intention to retire as Chief Executive Officer effective on April 5, 2019.

On February 12, 2019, our Board of Directors appointed Duane Highley, age 57, to succeed Mr. McInnis as our Chief Executive Officer effective April 5, 2019.  Mr. Highley has been the President and Chief Executive Officer of Arkansas Electric Cooperative Corporation and Arkansas Electric Cooperatives, Inc. since 2011.  In such roles, he oversees and manages the Arkansas generation and transmission cooperative, which is the eleventh largest generation and transmission cooperative by total revenue in the United States.  Mr. Highley has a bachelor’s and master’s degree from Missouri University of Science and Technology and completed the Harvard Business School Advanced Management Program.

Mr. McInnis is expected to remain an employee of ours in a transitionary role for a couple of months after April 5, 2019 to assist in an orderly and efficient transition of leadership.

We compensate our Chief Executive Officer and other executive officers through use of a total rewards package that includes base salary and benefits. Mr. Highley will receive the same pension plan, 401(k) plan, health and welfare benefit plans and sick time as all employees. In addition to these benefits, Mr. Highley as an executive officer will also receive a company vehicle for both business and personal use and will accrue vacation at the rate of five weeks per year. Mr. Highley’s base salary will be $1,350,000 per year.

There are no arrangements or understandings between Mr. Highley and any other persons, pursuant to which he was appointed as the chief executive officer. There are no current or proposed transactions between us and Mr. Highley or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item  7.01  Regulation FD Disclosure.

On February 12, 2019, we issued a press statement announcing Duane Highley as our next Chief Executive Officer.  A copy of the press statement is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of our filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

99.1 – Press Statement dated February 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: February 12, 2019	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer